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                         TRANSAMERICA IDEX MUTUAL FUNDS

 Supplement dated September 23, 2005 to the Prospectuses dated March 1, 2005, as previously supplemented


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                          TA IDEX Federated Tax Exempt

The following information supplements and amends the information concerning the TA IDEX Federated Tax Exempt Fund (the "Fund") in the Prospectus:

     The Board of Trustees of Transamerica IDEX Mutual Funds ("TA IDEX") has approved a proposal to liquidate and dissolve TA IDEX Federated Tax Exempt (the "Fund") effective on or about December 2, 2005. In anticipation of the liquidation, new account requests will no longer be accepted as of the close of business on September 23, 2005. Furthermore, the Fund will be closed to new investments by existing shareholders (other than reinvestment of dividends and distributions) effective upon the close of business on October 31, 2005. Prior to the Fund's liquidation and dissolution, shareholders are entitled to exchange their Fund shares for shares of the same class of another series of TA IDEX (Class M shares of the Fund may be exchanged for Class A shares). If they do not wish to exchanges their Fund shares, shareholders also may redeem their shares in the manner set forth in the Fund's Prospectus (except that no contingent deferred sales charges will be payable on redemption of Fund shares). Contingent deferred sales charges will be waived for all redemptions of Fund shares after September 23, 2005.

     Upon liquidation, each remaining shareholder of the Fund will receive (1) a liquidating distribution, which may be in cash or cash equivalents or in-kind, equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

     You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

     In connection with winding up the Fund's affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

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             Investors Should Retain This Supplement For Future Use